UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

February 3, 2014

Date of Report (Date of earliest event reported)

Commission file number: 1-33026

COMMVAULT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2 Crescent Place

Oceanport, New Jersey

07757

(Address of principal executive offices)

(Zip Code)

(732) 870-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election or Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 3, 2014, David R. West, Senior Vice President of Marketing and Business Development of CommVault Systems, Inc., notified CommVault of his intention to resign as an executive officer of CommVault on March 31, 2014. Mr. West will continue to work for CommVault for a period of time to assist with certain additional marketing and communications projects, as requested from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

By:	/s/ Warren H. Mondschein
Name:	Warren H. Mondschein
Title:	VP, General Counsel and Secretary

DATE: February 3, 2014

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